UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2026

FS BANCORP, INC.
(Exact name of registrant as specified in its charter)

Washington	001-35589	45-4585178
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6920 220th Street SW Mountlake Terrace, Washington	98043
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (425) 771-5299

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FSBW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.07  Submission of Matters to a Vote of Security Holders

(a)	The Annual Meeting of FS Bancorp, Inc. (the “Company”) was held on May 21, 2026 (“Annual Meeting”).

(b)
There were a total of 7,501,542 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 6,542,872 shares of common stock were represented in person or by proxy, therefore, a quorum was present. The following proposals were submitted by the Company’s Board of Directors to a vote of shareholders:

Proposal 1.  Election of Directors.  The following two individuals were elected as directors for three-year terms:
	FOR		WITHHELD		BROKER NON-VOTES
	No. of Votes	Percentage of shares present	No. of Votes	Percentage of shares present	No. of votes

Terri L. Degner	4,744,149	84.29%	884,507	15.71%	914,216
Michael J. Mansfield	4,403,524	78.23%	1,225,132	21.77%	914,216

Based on the votes set forth above, Terri L. Degner and Michael J. Mansfield were duly elected to each serve as directors of the Company for a three-year term expiring at the annual meeting of shareholders in 2029.

The terms of Directors Joseph C. Adams, Pamela M. Andrews and Joseph P. Zavaglia Ted A. Leech and Marina Cofer-Wildsmith continued.

Proposal 2.  An advisory (non-binding) vote to approve the compensation of the Company’s named executive officers.  This proposal received the following votes:

For	Against	Abstain	Broker Non-Vote
5,144,997	304,385	179,274	914,216

Based on the votes set forth above, the compensation of the Company’s named executive officers was approved by shareholders.

Proposal 3. The adoption of the FS Bancorp, Inc. 2026 Equity Incentive Plan.  This proposal received the following votes:

For	Against	Abstain	Broker Non-Vote
5,461,736	103,062	63,858	914,216

Based on the votes set forth above, the adoption of the FS Bancorp, Inc. 2026 Equity Incentive Plan was approved by shareholders.

Proposal 4.  Ratification of the appointment of Baker Tilly US, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026.  This proposal received the following votes:

For	Against	Abstain	Broker Non-Vote
6,459,742	60,717	22,413	--

Based on the votes set forth above, the appointment of Baker Tilly US, LLP as the Company’s independent registered public accounting firm to serve for the year ending December 31, 2026 was duly ratified by the shareholders
(c) None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FS BANCORP, INC.

Date: May 26, 2026	/s/ Erin Burr
Erin Burr Chief Risk Officer and CRA Officer, EVP